EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Novus Robotics, Inc. for the period ending June 30, 2015, I, Berardino Paolucci, Chief Executive Officer (Principal Executive Officer/Principal Financial Officer) of Novus Robotics, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ending June 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the period ending June 30, 2015, fairly presents, in all material respects, the financial condition and results of operations of Novus Robotics, Inc.

Date: November 30, 2015	By:	/s/ Berardino Paolucci
Berardino Paolucci
President/Chief Executive Officer
(Principal Executive Officer/Principal Financial Officer)